                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  MAY 27, 1999
                Date of Report (Date of earliest event reported)


                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-8993               94-2708455
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)            file number)     Identification No.)


                     80 SOUTH MAIN STREET, HANOVER, NH 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER INFORMATION

In connection with a proposal presented to shareholders at the Registrant's Annual Meeting of Shareholders held on May 27, 1999, shareholders approved a proposal calling for a change in the name of the Registrant to "White Mountains Insurance Group, Inc.". The new name is believed to better describe the Registrant's business focus and locale as well as the probable nature of any future acquisitions. In response to the name change, the Registrant has also changed its NYSE ticker symbol to "WTM" effective Tuesday, June 1, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated: May 27, 1999               By:                /s/
                                       --------------   --------------------
                                                Michael S. Paquette
                                                Senior Vice President and
                                                 Controller